                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  November 1, 1996

                             MOBILEMEDIA COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

       Delaware                      33-68840                    22-3379712
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)


      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant.
                         Not Applicable

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable

          Item 3.   Bankruptcy or Receivership.
                         Not Applicable

          Item 4.   Changes in Registrant's Certifying Accountant.
                         Not Applicable

          Item 5.   Other Events.
                         On November 1, 1996, the Company issued the press release attached as Exhibit A hereto

                    In addition, the Company disclosed that its third quarter balance sheet would show cash and cash equivalents of approximately $19 million and total current liabilities of approximately $183 million.

          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA COMMUNICATIONS, INC.,
                                             a Delaware corporation

          Date:  November 4, 1996            By:  /s/ Michael K. Lorelli
                                                  ----------------------
                                                  Michael K. Lorelli
                                                  Chief Executive Officer

          Date:  November 4, 1996            By:  /s/ Santo J. Pittsman
                                                  ---------------------
                                                  Santo J. Pittsman
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                    EXHIBIT INDEX


          Exhibit                                                      Page
          -------                                                      ----


          Exhibit A  --  Press Release dated November 1, 1996.           5

 FOR IMMEDIATE RELEASE





CONTACTS:     Santo J. Pittsman             Laura E. Wilker
              Senior Vice President & CEO   Investor Relations
              201-393-4693                  201-462-4959




                               MOBILEMEDIA CORPORATION
                           ANNOUNCES THIRD QUARTER RESULTS


    RIDGEFIELD PARK, NJ, November 1, 1996... MobileMedia Corporation (NASDAQ:MBLM) today announced third quarter and nine months results.

    The Company also announced that it did not make today's scheduled interest payment on its publicly-traded bonds. The Company is continuing to review the situation, in light of its cash requirements, during the thirty-day grace period, which ends on November 30, 1996.

    Net revenues (revenues from services, rents and maintenance plus product sales, less the cost of products sold) for the third quarter ended September 30, 1996 were $141.5 million, compared to $57.9 million as reported for the third quarter of 1995. For the nine months ended September 30, 1996 revenues totaled $431.4 million, compared to $155.2 million for the nine months ended September 30, 1995.

    EBITDA (earnings before interest, taxes, depreciation and amortization), a key performance measure in the paging industry, for the third quarter totaled $35.3 million compared to $16.4 million as reported for the 1995 quarter. For the nine months ended September 30, 1996, EBITDA totaled $121.9 million compared to $42.2 million for the nine months ended September 30, 1995. The results for the 1996 periods reflect approximately $1 million of non-recurring costs related to the separation of three senior executives in July and the hiring of a new Chief Executive Officer. EBITDA as a percentage of net revenues (EBITDA margin) for the third quarter and nine months ended September 30, 1996 was 25.0% and 28.3%, respectively, versus 28.4% and 27.2% for the comparable 1995 periods.

    On a per share basis, the loss reported for the third quarter of 1996 was $(1.56), based on 48.0 million average common shares and common share equivalents outstanding, versus a $(0.20) per share loss in the third quarter of 1995, based on 32.0 million shares outstanding. The loss reported for the nine months ended September 30, 1996 was $(3.92) per share, based on 47.9 million average common shares and common share equivalents outstanding, versus $(1.03) per share for the nine months ended September 30, 1996, based on 25.7 million average shares outstanding.

    Were 1995 results restated on a pro forma consolidated basis, as if the MobileComm and Dial Page acquisitions had taken effect January 1, 1995, net revenues were $142.7 million in the pro forma 1995 third quarter, and EBITDA was $42.9 million, or 30.1% of net revenues. Net revenues for the pro forma nine month period of 1995 were $414.2 million, and EBITDA was $124.9 million, or 30.2% of net revenues.

    MobileMedia added 57,180 net paging subscribers from internal growth in the third quarter, for a total of 4.5 million pagers-in-service as of September 30, 1996. Of the net internal additions in the quarter, 23.6% were alphanumeric units and 28.2% were nationwide subscribers.

    On January 4, 1996, MobileMedia acquired MobileComm, the paging business of BellSouth Corporation, representing the largest acquisition in the paging industry. With this acquisition, MobileMedia added approximately 1.8 million units-in-service. On August 31, 1995, MobileMedia purchased the paging business of Dial Page, adding approximately 370,000 units in the southeastern United States. The combined company markets its services under the MobileComm brand.

    Commenting on the results, Michael K. Lorelli, President and Chief
Executive Officer of MobileMedia, stated, "As we previously announced, the third quarter results are disappointing. Costs from the MobileComm integration continue to impact our results, and we expect to carry some additional costs through the integration, which we anticipate will be completed in the second quarter of 1997."

    "However," he continued, "we have identified the issues that have affected the integration, including the continued duplication of costs, and are implementing an aggressive plan to address them. We are optimistic that this plan will enable us to leverage our networks, national coverage, and strong market position."

    "In addition," Lorelli added, "we are moving ahead with our plans for testing our narrowband personal communication services (NPCS) network. In San Francisco, we have installed the transmitter sites and the beta tests will begin next month, and our tests in Dallas will begin as soon as equipment is available and installed. Initially, we intend to offer guaranteed alphanumeric messaging over our NPCS network, and we will potentially add more advanced features down the road. We believe that these value-added services, combined with the network's superior efficiency and comprehensive coverage, will provide significant benefits for our customers."

    Based in Ridgefield Park, New Jersey, MobileMedia is the second largest provider of paging and personal communications services in the United States, offering local, regional and nationwide coverage to approximately 4.5 million subscribers in all 50 states, Canada and the Caribbean. The company operates two one-way nationwide networks and owns two nationwide narrowband PCS licenses.

    Statements contained in this release that are not based on historical fact are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The "Risk Factors" and cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward looking statements are detailed in the Company's 1995 10-K filing with the Securities and Exchange Commission.

                                 - tables to follow -

                      MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF OPERATIONS
                 (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                     (UNAUDITED)

                                                            Three Months ended September 30,
                                                            --------------------------------
                                                           1996           1995           1995
                                                           ----           ----           ----
                                                                    As reported    Pro Forma*
Revenues
    Services, rents and maintenance. . . . . . .        $142,708        $56,483       $140,649
    Equipment sales and activation fees. . . . .          21,422          7,620         28,684
                                                         -------         ------        -------
Total revenues . . . . . . . . . . . . . . . . .         164,130         64,103        169,333
Cost of products sold. . . . . . . . . . . . . .         (22,626)        (6,205)       (26,682)
                                                         -------         ------        -------
                                                         141,504         57,898        142,651
Operating expenses
    Services, rents and maintenance. . . . . . .          35,181         15,521         32,993
    Selling. . . . . . . . . . . . . . . . . . .          23,102         11,597         26,646
    General and administrative . . . . . . . . .          47,908         14,346         40,129
    Depreciation . . . . . . . . . . . . . . . .          26,626         12,633         23,554
    Amortization . . . . . . . . . . . . . . . .          53,277          5,224         53,781
                                                         -------         ------        -------
Total operating expenses . . . . . . . . . . . .         186,094         59,321        177,103
                                                         -------         ------        -------
Operating (loss) . . . . . . . . . . . . . . . .         (44,590)        (1,423)       (34,452)

Other income (expense)
    Interest expense . . . . . . . . . . . . . .         (24,250)        (4,994)       (22,342)
    Other. . . . . . . . . . . . . . . . . . . .             (77)            (6)            (6)
                                                         -------         ------        -------
Total other income (expense) . . . . . . . . . .         (24,327)        (5,000)       (22,348)
                                                         -------         ------        -------
Loss from continuing operations
    before income tax benefit. . . . . . . . . .         (68,917)        (6,423)       (56,800)
Income tax benefit . . . . . . . . . . . . . . .          (6,048)             0          3,465
                                                         -------         ------        -------
Loss from continuing operations. . . . . . . . .         (74,965)        (6,423)       (53,335)
Loss from discontinued operations. . . . . . . .               0              0              0
                                                         -------         ------        -------
Net loss . . . . . . . . . . . . . . . . . . . .        ($74,965)       ($6,423)      ($53,335)
                                                         -------         ------        -------
                                                         -------         ------        -------
Net loss per common share:
    Continuing operations. . . . . . . . . . . .          ($1.56)        ($0.20)        ($1.12)
    Discontinued operations. . . . . . . . . . .            0.00           0.00           0.00
                                                         -------         ------        -------
Net loss per common share. . . . . . . . . . . .          ($1.56)        ($0.20)        ($1.12)
                                                         -------         ------        -------
                                                         -------         ------        -------


Average common shares outstanding. . . . . . . .      47,960,257     31,950,179     47,692,571

EBITDA . . . . . . . . . . . . . . . . . . . . .         $35,313        $16,434        $42,883

% EBITDA Margin. . . . . . . . . . . . . . . . .            25.0%          28.4%          30.1%

Long-term Debt . . . . . . . . . . . . . . . . .      $1,069,876       $345,485            N/A

Units-in-Service . . . . . . . . . . . . . . . .       4,489,538      2,177,072      3,890,652


* Restated on a pro forma basis as if the offerings and the MobileComm and Dial Page acquisitions had taken effect on January 1, 1995.

                      MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF OPERATIONS
                 (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                            Nine Months ended September 30,
                                                            -------------------------------
                                                           1996           1995           1995
                                                           ----           ----           ----
                                                                     As reported    Pro Forma*
Revenues
    Services, rents and maintenance. . . . . . .        $431,046       $150,791       $407,180
    Equipment sales and activation fees. . . . .          56,781         22,761         77,449
                                                         -------         ------        -------
Total revenues . . . . . . . . . . . . . . . . .         487,827        173,552        484,629
Cost of products sold. . . . . . . . . . . . . .         (56,423)       (18,361)       (70,472)
                                                         -------         ------        -------
                                                         431,404        155,191        414,157
Operating expenses
    Services, rents and maintenance. . . . . . .         101,802         40,903         94,152
    Selling. . . . . . . . . . . . . . . . . . .          72,658         31,032         76,237
    General and administrative . . . . . . . . .         135,025         14,098        118,899
    Depreciation . . . . . . . . . . . . . . . .          83,185         37,052         71,920
    Amortization . . . . . . . . . . . . . . . .         159,811         13,876        159,548
                                                         -------         ------        -------
Total operating expenses . . . . . . . . . . . .         552,481        163,961        520,756
                                                         -------         ------        -------
Operating (loss) . . . . . . . . . . . . . . . .        (121,077)        (8,770)       106,599

Other income (expense)
    Interest expense . . . . . . . . . . . . . .         (67,087)       (17,617)       (67,279)
    Other. . . . . . . . . . . . . . . . . . . .              66             (6)            (6)
                                                         -------         ------        -------
Total other income (expense) . . . . . . . . . .         (67,021)       (17,623)       (67,285)
                                                         -------         ------        -------

Loss from continuing operations
    before income tax benefit. . . . . . . . . .        (188,098)       (26,393)       (173,884)
Income tax benefit . . . . . . . . . . . . . . .               0              0          10,607
                                                         -------         ------        -------
Loss from continuing operations. . . . . . . . .        (188,098)       (26,393)       (163,277)
Loss from discounted operations. . . . . . . . .               0              0              0
                                                         -------         ------        -------

Net loss . . . . . . . . . . . . . . . . . . . .       ($188,098)      ($26,393)      ($163,277)
                                                         -------         ------        -------
                                                         -------         ------        -------

Net loss per common share:
    Continuing operations. . . . . . . . . . . .          ($3.92)        ($1.03)        ($3.47)
    Discontinued operations. . . . . . . . . . .            0.00           0.00           0.00
                                                         -------         ------        -------
Net loss per common share. . . . . . . . . . . .          ($3.92)        ($1.03)        ($3.47)
                                                         -------         ------        -------
                                                         -------         ------        -------

Average common shares outstanding. . . . . . . .      47,945,072     25,695,897     47,069,981

EBITDA . . . . . . . . . . . . . . . . . . . . .        $121,919        $42,158       $124,869

% EBITDA Margin. . . . . . . . . . . . . . . . .            28.3%          27.2%          30.2%

Long-term Debt . . . . . . . . . . . . . . . . .      $1,069,876       $345,485            N/A

Units-in-Service . . . . . . . . . . . . . . . .       4,489,538      2,177,072      3,890,852


* Restated on a pro forma basis as if the offerings and the MobileComm and Dial Page acquisitions had taken effect on January 1, 1995.